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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 2005, in the Registration Statement (Form S-1 No. 333-121149) and related Prospectus of Inhibitex, Inc. for the registration of 8,810,581 shares of its common stock.


                                             /s/ Ernst & Young LLP



Atlanta, Georgia
March 24, 2005